Number                                                            Shares
------------                                                      ------------

------------                                                      ------------


                             JPS TEXTILE GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                              CUSIP __________
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES that
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is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $.01 PER SHARE OF

             =============== JPS TEXTILE GROUP, INC. ===============

transferable in person or by attorney on the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


------------------------------                  ------------------------------
SECRETARY                                                            PRESIDENT

                             JPS TEXTILE GROUP, INC.


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common                   UNIF GIFT MIN ACT - __________Custodian__________
TEN ENT -   as tenants by the entireties                              (Cust)             (Minor)
JT TEN  -   as joint tenants, with right of        under Uniform Gifts to Minors
            survivorship and not as tenants        Act __________
            in common                                   (State)


     Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------




--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ________________________



                            ----------------------------------------------------
                            NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, of any change whatever.